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                                  UNITED STATES

                        --------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 March 25, 2005

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                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               001-16531                               06-159-7083
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               35 West 56th Street
                            New York, New York 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

On March 25, 2005, we entered into the second amendment to our 2004 credit facility, which second amendment is attached hereto as an exhibit.

Under our 2004 credit facility, as amended, we will be permitted to pay dividends with respect to any fiscal quarter up to an amount equal to our EBITDA for such fiscal quarter less fleet renewal reserves, which are established by our board of directors, net interest expenses and cash taxes, in the event we were to pay taxes, for such fiscal quarter. Such amount will be reduced to the extent that the aggregate amount permitted to be paid for dividends for all fiscal quarters since January 1, 2005 is a negative amount. However, we would not be permitted to pay dividends if certain significant defaults as defined under our 2004 credit facility were to occur.

Among other changes set forth in the second amendment to our 2004 credit facility, the amendment also permits us to obtain letters of credit subject to certain terms and conditions in an aggregate amount not to exceed the lesser of $50 million and the available amount that may be borrowed under this credit facility.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
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   10.1           Second Amendment to the Credit Agreement dated March 25, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENERAL MARITIME CORPORATION
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                                 (Registrant)


                                 By: /s/ John C. Georgiopoulos
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                                 Name:  John C. Georgiopoulos
                                 Title: Chief Administrative Officer

Date:   March 29, 2005